Family of Funds

TCW | Gargoyle Systematic Value Fund

I SHARE: TFVSX | N SHARE: TFSNX

20FEBRUARY 6 29

SUMMARY PROSPECTUS

Before you invest, you may want to review the Fund’s Prospectus which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.TCW.com. You can also get this information at no cost by calling 866 858 4338 or by sending an email request to contact@tcw.com. The Fund’s current Prospectus and Statement of Additional Information, both dated February 29, 2016, are incorporated by reference into this Summary Prospectus. The Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment.)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)

	Share Classes
	I	N
Management fees	0.70%	0.70%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses[1]	11.71%	11.71%
Total annual fund operating expenses	12.41%	12.66%
Fee waiver and/or expense reimbursement[2]	-11.51%	-11.51%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[2]	0.90%	1.15%

[1]	“Other expenses” are based on estimated amounts for the current year.

[2]

TCW Investment Management Company, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding taxes, interest, brokerage commissions, dividends on securities sold short, acquired fund fees and expenses, and extraordinary expenses) to 0.90% of average daily net assets with respect to Class I shares and 1.15% of average daily net assets with respect to Class N shares. This contractual fee waiver/expense reimbursement will remain in place through March 1, 2017. During this term, only the Board of Trustees may terminate or modify the terms of the contract. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to any applicable expense caps at the time of recoupment or at the time of waiver and/or reimbursement, whichever is lower. If the Adviser does not agree to waive fees and/or reimburse expenses after March 1, 2017, the fees and expenses paid by shareholders of the Fund will increase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years
I	$92	$2,488
N	$117	$2,549

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate thereby having the effect of decreasing the portfolio turnover rate. If these instruments were included in the calculations, the Fund would have a higher portfolio turnover rate.

Principal Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment objective by investing substantially all of its net assets in equity securities of medium-large capitalization companies that Gargoyle Investment Advisor L.L.C., the Fund’s sub-adviser (“Gargoyle” or the “Sub-Adviser”), believes are attractively priced relative to medium-large capitalization stocks generally (the “Stock Portfolio”). The Fund considers the largest 1,000 U.S.-listed companies by market capitalization (companies with market capitalizations over $2.18 billion as of the date of this Prospectus) to be medium- or large-capitalization companies. The equity securities in which the Fund invests are primarily common stocks. The Fund invests primarily in the securities of U.S. companies, but it may also invest in securities of non-U.S. issuers. The Fund invests in a non-U.S. issuer only through shares of that issuer listed directly on a U.S. stock exchange.

In constructing the Stock Portfolio, Gargoyle periodically, and at least monthly, statistically analyzes approximately 2,500 U.S.-listed companies with the largest market capitalizations by comparing a number of fundamental ratios of each company, such as the price-to-earnings ratio and the price-to-sales ratio, against both the company’s historic average as well as the applicable industry’s current average for each such ratio. Based upon these comparisons and through the use of a proprietary algorithm, each company is assigned a number (referred to as the “JScore”), which is the percentage of “fair market value” at which Gargoyle believes each such company is trading. For inclusion in the Stock Portfolio, Gargoyle limits the universe of candidates to approximately the 1,000 U.S.-listed companies with the largest market capitalization as described above. Based on the JScores, these companies are then divided into three groups as “buy” candidates, “hold” candidates, or “sell” candidates, and the Fund will make a determination as to the appropriate actions for each candidate, after taking into account certain other considerations, such as tax considerations and risk considerations.

Principal Risks

Because the Fund holds instruments with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio instruments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

Equity Securities Risk: Investments in equity securities involve substantial risks and may be subject to wide and sudden fluctuations in market value, as a result of changes in a company’s financial condition and in overall market, economic and political conditions, changing perception regarding the industries in which the issuing securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

•

Market Risk: Market risk is the risk that the securities in which the Fund invests or to which the Fund is exposed will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value.

•

Value Stock Risk: A value stock may not reach what the Sub-Adviser believes is its full estimated fair value, its intrinsic value may go down, or it may be appropriately priced at the time of purchase.

•

Medium-Capitalization Company Risk: Investing in the securities of mid-cap companies could entail greater risks than investments in larger, more established companies. Companies with medium-sized market capitalization often have smaller markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Fund’s assets.

•

Liquidity Risk: Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold, the Fund may have to sell them at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on the Fund’s performance. Such securities may also be difficult to value and their values may be more volatile due to liquidity risk. Increased Fund redemption activity, which may occur in a rising interest rate environment or for other reasons, may negatively impact Fund performance and increase liquidity risk due to the need of the Fund to sell portfolio securities. The securities of many of the companies with medium-sized capitalizations may have less “float” (the number of shares that normally trade) and less interest in the market and therefore are subject to liquidity risk.

•

Models Risk: The proprietary algorithm and software (collectively, “models”) used by the Sub-Adviser to determine or guide investment decisions may not achieve the objectives of the Fund. Any imperfections or limitations in the analyses and models could affect the ability of the Sub-Adviser to implement its strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate. Additionally, the Sub-Adviser is able to adjust the models or, under certain adverse conditions, to deviate from the models employed by it. Such adjustments or deviations may not achieve the objectives of the Fund and may produce lower returns and/or higher volatility compared to what the returns and volatility of the Fund would have been if the Sub-Adviser had not adjusted or deviated from the models.

•

Foreign Securities Risk: Investments in foreign securities may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company. Although the Fund invests in a non-U.S. issuer only through shares of that issuer listed directly on a U.S. stock exchange, political or social instability, civil unrest, acts of terrorism and regional economic volatility are other potential risks that could impact an investment in a security of a non-U.S. issuer.

•

Currency Risk: Currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar may affect the finances of a foreign issuer, which could affect the value of that issuer’s U.S.-listed, U.S. dollar-denominated securities held by the Fund. Such fluctuations in currency exchange rates may be caused by, among others, inflation, interest rates, budget deficits, political factors and government controls.

•	High Portfolio Turnover Risk: The investment techniques used by the Fund may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund. The portfolio turnover rate of the Fund cannot be accurately predicted. Nevertheless, the annual portfolio turnover rate of the Fund is generally not expected to exceed 100%.

•

Management Risk: The skills of the Adviser and the Sub-Adviser will play a significant role in the Fund’s ability to achieve its investment objective. In addition, an investment strategy may fail to produce the intended results.

•

New Fund Risk: The Fund is new. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy or may not employ a successful investment strategy, which could result in the Fund being liquidated at any time without shareholder approval and could have negative tax consequences for shareholders.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year. Updated information on the Fund’s performance, including its current net asset value per share, can be obtained by visiting www.tcw.com.

Advisers and Portfolio Managers

Adviser

TCW Investment Management Company

Sub-Adviser

Gargoyle Investment Advisor L.L.C.

Portfolio Managers	Managed Fund Since
Joshua B. Parker Managing Member of Holding Company	2015
Alan L. Salzbank Managing Member of Holding Company	2015

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, purchase minimums, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 18 of this Prospectus.

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day (normally any day that the New York Stock Exchange is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund. You may conduct transactions by mail (TCW Alternative Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9886, Providence, RI 02940), or by telephone at (866) 858-4338. You may also purchase or redeem Fund shares through your dealer or financial adviser.

Purchase Minimums

The following table provides the minimum initial and subsequent investment requirements for each share class. The minimums may be reduced or waived in some cases.

Type of Account	Minimum Initial Investment	Minimum Subsequent Investments
Class N:
Regular	$5,000	$0
Individual Retirement Account (“IRA”)	$1,000	$0
Automatic Investment Plan	$5,000	$100
Class I:
Regular accounts	$100,000	$25,000

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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